UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2025

CAMBER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 Greenway Plaza, Suite 1100, Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (281) 404-4387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 5, 2025, the Board of Directors (the “Board”) of Camber Energy, Inc. (the “Company”), after discussion with management and in consultation with the Company’s independent registered public accounting firm, concluded that the unaudited interim consolidated financial statements for the quarterly periods ended March 31, 2024, June 30, 2024, and September 30, 2024 (collectively, the “Restated Periods”), as included in the Company’s Quarterly Reports on Form 10-Q for the respective periods (collectively, the “Prior Filings”), should no longer be relied upon due to errors in those financial statements.

The Company determined that it incorrectly applied revenue recognition principles in accordance with Accounting Standards Codification Topic 606, Revenue from Contracts with Customers, during the Restated Periods. Specifically, beginning in March 2024, the Company’s 60.5% owned subsidiary, Simson-Maxwell, incorrectly concluded that certain contract payment milestones represented performance obligations for which revenue could be recognized. As a result, revenue, net loss, and certain related balance sheet items were materially misstated in certain of the Prior Filings.

The Company intends to file amendments to the Quarterly Reports on the Form 10-Q for the respective periods, including restated unaudited financial statements and related disclosures as promptly as practicable. The Company has also considered the guidance in ASC 250-10-50, Accounting Changes and Error Corrections, and will include appropriate disclosures regarding the nature of the misstatements and the impact of the corrections. The restatements to the unaudited financial statements do not impact the cash flows of the Company.

In addition, the Company has determined that it had a material weakness in its internal controls related to revenue recognition during the Restated Periods. The Company has previously disclosed in the Prior Filings the existence of material weaknesses in internal control over financial reporting.

The Company has discussed the matters disclosed in this Item 4.02(a) with its independent registered public accounting firm, Turner, Stone & Company, L.L.P.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

Date: April 10, 2025	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	Chief Executive Officer

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